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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  August 20, 1996
                 -----------------------------------------------
                Date of Report (Date of earliest event reported)

                            U.S. OFFICE PRODUCTS COMPANY
              ----------------------------------------------------
               (Exact name of registrant specified in its charter)



      Delaware                      0-25372                 52-1906050
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 (State or other juris-            (Commission           (I.R.S. Employer
diction of incorporation)           File No.)           Identification No.)



     1440 New York Avenue, N.W., Suite 310, Washington, D.C.       20005
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       (Address of principal executive offices)              (ZipCode)



                                 (202) 628-9500
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              (Registrant's telephone number, including area code)




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ITEM 8.  CHANGE IN FISCAL YEAR

     On August 20, 1996, the board of directors of U.S. Office Products Company (the "Company") approved a change in the Company's fiscal year-end, effective for the 1997 fiscal year, from April 30 to the last Saturday in April. The Company will not be required to reflect the transition period in its reports under the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   U.S. OFFICE PRODUCTS COMPANY



Dated: September 3, 1996           By:  /s/ Mark D. Director
                                        ------------------------------
                                        Mark D. Director
                                        Executive Vice President, General
                                        Counsel and Secretary




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